UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2005

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Deb Shops, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-12188	23-1913593

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9401 Blue Grass Road, Philadelphia, Pennsylvania	19114

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 676-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On March 9, 2005, Deb Shops, Inc. issued a press release announcing it is currently reviewing its accounting practices regarding the accounting for leases and related depreciation of leasehold improvements. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated March 9, 2005, captioned “DEB SHOPS ANNOUNCES REVIEW OF STORE LEASE ACCOUNTING.”

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC.

Dated: March 10, 2005	By:	Barry J. Susson

Barry J. Susson Chief Financial Officer

EXHIBIT INDEX

     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Press release, dated March 9, 2005, captioned “DEB SHOPS ANNOUNCES REVIEW OF STORE LEASE ACCOUNTING.”

* Filed electronically herewith.